*********************************************************************************

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2004

Phosphate Resource Partners Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9164 (Commission File Number)	72-1067072 (I.R.S. Employer Identification No.)

100 South Saunders Road
Lake Forest, Illinois 60045
(847) 739-1200
(Address and telephone number, including area code, of principal executive offices)

*********************************************************************************

Item 7.    Financial Statements and Exhibits.

The exhibit listed in the Exhibit Index hereto is furnished as part of this report pursuant to the requirements of Form 8-K

*****************************

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Phosphate Resource Partners Limited Partnership By: PRP-GP LLC Its Administrative Managing General Partner
J. Reid Porter J. Reid Porter Chairman, President and Chief Executive Officer

Date:  July 30, 2004

Exhibit Index

Exhibit No.	Description	Incorporated Herein by Reference to	Filed with Electronic Submission
99	Press release issued July 27, 2004		X